Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Senior Partner and Chief Executive Officer	Investor Relations
Or Thomas J. Madden	KCSA Strategic Communications
Senior Partner and Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports Profitable Second Quarter 2008 Results
Service Fee Revenue Increases 20% to $21.3 million
PLANO, Texas, August 14, 2008 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing provider of end-to-end web commerce solutions and an online discount retailer, today announced its financial results for the second quarter and six months ended June 30, 2008.
Summary of consolidated results for the second quarter ended June 30, 2008:
•	Total reported revenue was $110.7 million, compared to $108.4 million for the second quarter of 2007;

•	Adjusted EBITDA (as defined) was $2.5 million versus $3.4 million for the same period last year;

•	Net income was $62,000, or $0.01 per basic and diluted share, compared to a net income of $154,000, or $0.02 per basic and diluted share, for the second quarter of 2007;

•	Non-GAAP net income (as defined) was $0.4 million, or $0.04 per basic and diluted share, compared to non-GAAP net income of $0.5 million, or $0.06 per basic and $0.05 per diluted share, for the second quarter of 2007;

•	Merchandise sales (as defined) totaled approximately $631 million for the second quarter of 2008 versus $649 million for the same period last year;

•	Total cash, cash equivalents and restricted cash equaled $17.8 million as of June 30, 2008 compared to $16.3 million as of December 31, 2007.
Summary of consolidated results for the six months ended June 30, 2008:
•	Total reported revenue was $229.2 million, compared to $212.8 million for the six months ended June 30, 2007;

•	Adjusted EBITDA (as defined) was $5.2 million versus $4.1 million for the same period last year;

•	Net income was $476,000, or $0.05 per basic and diluted share, compared to a net loss of $2.2 million, or $0.22 per basic and diluted share, for the six months ended June 30, 2007;

•	Non-GAAP net income (as defined) was $1.2 million, or $0.12 per basic and diluted share, compared to a non-GAAP net loss of $1.4 million, or $0.14 per basic and diluted share, for the same period last year;

•	Merchandise sales (as defined) totaled nearly $1.4 billion versus $1.3 billion for the same period last year.
Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “During the second quarter we continued to perform within our expectations for this year, delivering our fifth consecutive profitable quarter and Adjusted EBITDA of $2.5 million. Notwithstanding the macroeconomics affecting the U.S. retail industry, our diversified roster of new and existing clients and customers in multiple industries have allowed us to increase revenue, generate positive cash flow and maintain a sound balance sheet during this year.”
All share data and per share data in this press release reflect the impact of the Company’s 1 for 4.7 reverse stock split effected June 2, 2008.
Summary of results by business:
Service Fee Business:
For the second quarter of 2008, Service Fee revenue increased 20.4% to $21.3 million, compared with $17.6 million for the same period in 2007. The Service Fee business reported Adjusted EBITDA of $1.0 million for the second quarter of 2008, compared to $1.9 million for the same period last year.
For the six months ended June 30, 2008, Service Fee revenue increased 21.5% to $42.1 million, from $34.6 million for the same period in 2007. The Service Fee business reported Adjusted EBITDA of $2.7 million for the six months ended June 30, 2008, compared to $2.2 million for the same period last year.
Mike Willoughby, President of PFSweb’s services division, commented, “Second quarter revenue for our Service Fee business, which increased approximately 20% from the prior year period, was driven by new contracts, temporary increased activity for one of our largest Service Fee clients and incremental project activity. Over the past several months, we participated in the launch of a new web commerce site for Ashley Stewart providing order management, customer care and fulfillment services for the initiative. We also completed the development of a new platform for Roots.com. This new platform utilizes our enhanced end-to-end offering, which features the Demandware eCommerce platform and integration with select interactive marketing partners, including Sitebrand and Coremetrics. The Roots.com Canadian and U.S. online storefronts, which also feature a new user experience design by Fluid, were officially launched last week.
“I am also pleased to report continued progress in winning new business, including both signed contracts as well as contracts still being finalized, which we partially attribute to our new end-to-end offering. PFSweb will formally announce each agreement in a press release or quarterly conference call if such disclosure is approved by the client. Many of these new arrangements are with brand name companies that are either moving from one of our competitors’ services to take advantage of our new end-to-end offering or are looking to take advantage of the eCommerce space for the first time. We believe these new client wins demonstrates significant demand for our Service Fee business, particularly with our new end-to-end offering. Our current pipeline for potential new business is in excess of $35 million, including contracts still being finalized, which is in line with our expectations for this time of year and is targeted to increase during the fall season.”

Supplies Distributors Business:
For the second quarter of 2008, Supplies Distributors revenue was $60.0 million, compared to $57.6 million for the same period last year. Adjusted EBITDA was $2.1 million for the second quarter of 2008, consistent with $2.1 million for the same period last year.
For the six months ended June 30, 2008, Supplies Distributors revenue was $122.3 million, compared to $116.4 million for the same period last year. Adjusted EBITDA was $3.7 million for the six months ended June 30, 2008, a slight increase compared to $3.4 million for the same period last year.
Mr. Willoughby continued, “For the quarter and first half of 2008, the Supplies Distributors business has continued to perform well. Revenue increased approximately four percent in the second quarter and gross margins were approximately 8%, which is slightly above their normal range due to the impact of certain incremental inventory cost reductions.”
eCOST.com Business:
For the second quarter of 2008, eCOST.com revenue was $23.0 million, compared to $27.1 million for the same period in 2007. Adjusted EBITDA for eCOST.com in the quarter was a loss of $0.6 million, consistent with the Adjusted EBITDA loss of $0.6 million for the same period last year.
For the six months ended June 30, 2008, eCOST.com revenues were $51.0 million, compared to $48.7 million for the same period in 2007. Adjusted EBITDA for eCOST.com in the six months ended June 30, 2008 was a loss of $1.2 million, compared to a loss of $1.5 million for the same period last year.
Mr. Layton continued, “Considering the macroeconomic forces pressuring the entire U.S. retail industry, we believe the overall health of eCOST.com continues to improve due to the enhancements we have made to the site and underlying business. During the quarter, eCOST.com experienced a softening in its business to business segment, and its business to consumer segment was relatively flat compared to last year. We improved our gross profit margin through implementation of new and more sophisticated automated pricing tools and from a growing mix of higher margin product sales, including our new ‘For the Home’ and ‘Sports and Leisure’ stores, especially in our business to consumer segment, and we continue to focus increased efforts here.
“Throughout the quarter we continued to make progress towards the overall site redevelopment and launching our new ‘For the Home’ and ‘Sports and Leisure’ products. We remain confident our continued emphasis on making site enhancements, introducing new products and focus on achieving higher gross margins will help us in our goal to achieve cash flow breakeven at eCOST.com,” Mr. Layton concluded.
Financial Targets for Fiscal Year 2008
PFSweb continues to target total consolidated revenues, excluding pass-through revenues, of approximately $445 million to $475 million and consolidated Adjusted EBITDA of $10 – $12 million for calendar year 2008. Non-GAAP net income, which excludes the impact of stock-based compensation and amortization of identifiable intangible assets, is targeted to be approximately $1 — $3 million for 2008. However, further weakening in the U.S. economy may cause us to fall toward the lower end of these targets.

Conference Call Information
Management will host a conference call at 9 a.m. Central Time (10 a.m. Eastern Time) on August 14, 2008 to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number (59375549) at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through September 14, 2008 at (800) 642-1687, pin number (59375549). The replay also will be available at the Company’s website for a limited time.
Non-GAAP Financial Measures
This news release contains the non-GAAP measures non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense and amortization of identifiable intangible assets.
EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and merger integration related expenses.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry, as the calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation and amortization of intangible assets and EBITDA and Adjusted EBITDA further eliminates the effect of financing, income taxes, the accounting effects of capital spending and certain other merger related expenses, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
Merchandise Sales
Merchandise sales represent the estimated value of all fulfillment activity that flows through PFSweb including whether or not PFSweb is the seller of the merchandise or records the full amount of such sales on its financial statements, excluding service fee revenues that PFSweb might recognize for the underlying sales transactions. PFSweb uses merchandise sales as an operating metric to allow investors to gain a more thorough understanding of its business and business volume, in addition to GAAP net revenue.

About PFSweb, Inc.
PFSweb develops and deploys integrated business infrastructure solutions and fulfillment services for Fortune 1000, Global 2000 and brand name companies, including third party logistics, call center support and e-commerce services. The company serves a multitude of industries and company types, including such clients as LEGO, Discovery Commerce, Riverbed, MARS Drinks North America, Hewlett-Packard, International Business Machines, Hawker Beechcraft Corp., Rene Furterer USA, Roots Canada Ltd. and Xerox.
Through its wholly owned eCOST.com subsidiary, PFSweb also serves as a leading multi-category online discount retailer of high-quality new, “close-out” and manufacturer recertified brand-name merchandise for consumers and small to medium size business buyers. The eCOST.com brand markets approximately 170,000 different products from leading manufacturers such as Sony, JVC, Canon, Hewlett-Packard, Garmin, Panasonic, Toshiba, Microsoft, Kitchen Aid, Panasonic, Black & Decker, Cuisinart, Coleman, Wilson and Nike primarily over the Internet and through direct marketing.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s websites at http://www.pfsweb.com and http://www.ecost.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on From 10-Q for the quarter ended June 30, 2008 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report and the Risk Factors described therein. These factors include: our ability to retain and expand relationships with existing clients and attract and implement new clients; our reliance on the fees generated by the transaction volume or product sales of our clients; our reliance on our clients’ projections or transaction volume or product sales; our dependence upon our agreements with IBM and Infoprint Solutions; our dependence upon our agreements with our major clients; our client mix, their business volumes and the seasonality of their business; our ability to finalize pending contracts; the impact of strategic alliances and acquisitions; trends in the e-commerce, outsourcing, government regulation both foreign and domestic and the market for our services; whether we can continue and manage growth; increased competition; our ability to generate more revenue and achieve sustainable profitability; effects of changes in profit margins; the customer and supplier concentration of our business; the unknown effects of possible system failures and rapid changes in technology; foreign currency risks and other risks of operating in foreign countries; potential litigation; the impact of our reverse stock split; our dependency on key personnel; the impact of new accounting standards and changes in existing accounting rules or the interpretations of those rules; our ability to renew or replace our credit facilities or find alternative financing; our ability to raise additional capital or obtain additional financing; our ability and the ability of our subsidiaries to borrow under current financing arrangements and maintain compliance with debt covenants; relationship with and our guarantees of certain of the liabilities and indebtedness of our subsidiaries; our ability to successfully achieve the anticipated benefits of the eCOST merger: eCOST’s potential indemnification obligations to its former parent; eCOST’s ability to maintain existing and build new relationships with manufacturers and vendors and the success of its advertising and marketing efforts; eCOST’s ability to increase its sales revenue and sales margin and improve operating efficiencies and eCOST’s ability to generate a profit and cash flows sufficient to cover the values of its intangible assets. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
REVENUES:
Product revenue, net	$83,048	$84,678	$173,339	$165,135
Service fee revenue	21,254	17,646	42,066	34,608
Pass-thru revenue	6,382	6,076	13,748	13,064

Total revenues	110,684	108,400	229,153	212,807

COSTS OF REVENUES:
Cost of product revenue	76,368	77,798	160,347	152,569
Cost of service fee revenue	15,105	12,635	28,949	25,299
Cost of pass-thru revenue	6,382	6,076	13,748	13,064

Total costs of revenues	97,855	96,509	203,044	190,932

Gross profit	12,829	11,891	26,109	21,875

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	11,849	10,615	23,943	21,816
MERGER INTEGRATION EXPENSE	—	—	—	150
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	201	204	403	408

Total operating expenses	12,050	10,819	24,346	22,374

Income (loss) from operations	779	1,072	1,763	(499)
INTEREST EXPENSE, NET	366	658	696	1,242

Income (loss) before income taxes	413	414	1,067	(1,741)
INCOME TAX PROVISION	351	260	591	466

NET INCOME (LOSS)	$62	$154	$476	$(2,207)

NET INCOME (LOSS) PER SHARE (B)
Basic	$0.01	$0.02	$0.05	$(0.22)

Diluted	$0.01	$0.02	$0.05	$(0.22)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING (B):
Basic	9,900	9,889	9,896	9,888

Diluted	10,037	10,002	10,045	9,888

NON-GAAP NET INCOME (LOSS)	$391	$546	$1,208	$(1,402)

EBITDA	$2,341	$3,166	$4,906	$3,589

ADJUSTED EBITDA	$2,469	$3,354	$5,235	$4,136

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2007.

(B)	Historical share and per share data has been restated to represent the effect of the 1-for-4.7 reverse stock split that occurred on June 2, 2008.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
NET INCOME (LOSS)	$62	$154	$476	$(2,207)
Income tax expense	351	260	591	466
Interest expense	366	658	696	1,242
Depreciation and amortization	1,562	2,094	3,143	4,088

EBITDA	$2,341	$3,166	$4,906	$3,589
Stock-based compensation	128	188	329	397
Merger integration related expenses	—	—	—	150

ADJUSTED EBITDA	$2,469	$3,354	$5,235	$4,136

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
NET INCOME (LOSS)	$62	$154	$476	$(2,207)
Stock-based compensation	128	188	329	397
Amortization of identifiable intangible assets	201	204	403	408

NON-GAAP NET INCOME (LOSS)	$391	$546	$1,208	$(1,402)

NET INCOME (LOSS) PER SHARE:
Basic	$0.01	$0.02	$0.05	$(0.22)

Diluted	$0.01	$0.02	$0.05	$(0.22)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.04	$0.06	$0.12	$(0.14)

Diluted	$0.04	$0.05	$0.12	$(0.14)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	June 30,	December 31,
	2008	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,972	$14,272
Restricted cash	3,836	2,021
Accounts receivable, net of allowance for doubtful accounts of $999 and $1,483 at June 30, 2008 and December 31, 2007, respectively	39,669	48,493
Inventories, net of reserves of $2,358 and $2,080 at June 30, 2008 and December 31, 2007, respectively	52,715	46,392
Other receivables	15,995	10,372
Prepaid expenses and other current assets	3,795	2,608

Total current assets	129,982	124,158

PROPERTY AND EQUIPMENT, net	11,122	11,918
IDENTIFIABLE INTANGIBLES	5,421	5,824
GOODWILL	15,362	15,362
OTHER ASSETS	933	911

Total assets	162,820	158,173

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$17,601	$22,238
Trade accounts payable	69,117	56,975
Accrued expenses	22,357	22,438

Total current liabilities	109,075	101,651

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,561	6,378
OTHER LIABILITIES	831	1,302

Total liabilities	112,467	109,331

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 75,000,000 shares authorized; 9,911,762 and 9,909,401 shares issued at June 30, 2008 and December 31, 2007, respectively; and 9,930,123 and 9,891,040 outstanding as of June 30, 2008 and December 31, 2007, respectively	10	10
Additional paid-in capital	92,496	92,121
Accumulated deficit	(45,262)	(45,738)
Accumulated other comprehensive income	3,194	2,534
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	50,353	48,842

Total liabilities and shareholders’ equity	$162,820	$158,173

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended June 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$60,025	$23,023	$—	$83,048
Service fee revenue	21,254	—	—	—	21,254
Service fee revenue — affiliate	2,069	—	—	(2,069)	—
Pass-thru revenue	6,389	—	—	(7)	6,382

Total revenues	29,712	60,025	23,023	(2,076)	110,684

COSTS OF REVENUES:
Cost of product revenue	—	55,247	21,121	—	76,368
Cost of service fee revenue	15,771	—	—	(666)	15,105
Cost of pass-thru revenue	6,389	—	—	(7)	6,382

Total costs of revenues	22,160	55,247	21,121	(673)	97,855

Gross profit	7,552	4,778	1,902	(1,403)	12,829

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,946	2,721	2,585	(1,403)	11,849
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	201	—	201

Total operating expenses	7,946	2,721	2,786	(1,403)	12,050

Income (loss) from operations	(394)	2,057	(884)	—	779
INTEREST EXPENSE (INCOME), NET	(1)	361	6	—	366

Income (loss) before income taxes	(393)	1,696	(890)	—	413
INCOME TAX PROVISION (BENEFIT)	(249)	600	—	—	351

NET INCOME (LOSS)	$(144)	$1,096	$(890)	$—	$62

NON-GAAP NET INCOME (LOSS)	$(16)	$1,096	$(689)	$—	$391

EBITDA	$919	$2,063	$(641)	$—	$2,341

ADJUSTED EBITDA	$1,047	$2,063	$(641)	$—	$2,469

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(144)	$1,096	$(890)	$—	$62
Income tax expense (benefit)	(249)	600	—	—	351
Interest expense (income)	(1)	361	6	—	366
Depreciation and amortization	1,313	6	243	—	1,562

EBITDA	$919	$2,063	$(641)	$—	$2,341
Stock-based compensation	128	—	—	—	128

ADJUSTED EBITDA	$1,047	$2,063	$(641)	$—	$2,469

A reconciliation of NET INCOME(LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(144)	$1,096	$(890)	$—	$62
Stock-based compensation	128	—	—	—	128
Amortization of intangible assets	—	—	201	—	201

NON-GAAP NET INCOME (LOSS)	$(16)	$1,096	$(689)	$—	$391

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Six Months Ended June 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$122,347	$50,992	$—	$173,339
Service fee revenue	42,066	—	—	—	42,066
Service fee revenue — affiliate	4,220	—	—	(4,220)	—
Pass-thru revenue	13,706	—	—	42	13,748

Total revenues	59,992	122,347	50,992	(4,178)	229,153

COSTS OF REVENUES:
Cost of product revenue	—	113,499	46,848	—	160,347
Cost of service fee revenue	30,322	—	—	(1,373)	28,949
Cost of pass-thru revenue	13,706	—	—	42	13,748

Total costs of revenues	44,028	113,499	46,848	(1,331)	203,044

Gross profit	15,964	8,848	4,144	(2,847)	26,109

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	16,259	5,139	5,392	(2,847)	23,943
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	403	—	403

Total operating expenses	16,259	5,139	5,795	(2,847)	24,346

Income (loss) from operations	(295)	3,709	(1,651)	—	1,763
INTEREST EXPENSE (INCOME), NET	(61)	750	7	—	696

Income (loss) before income taxes	(234)	2,959	(1,658)	—	1,067
INCOME TAX PROVISION (BENEFIT)	(444)	1,035	—	—	591
NET INCOME (LOSS)	$210	$1,924	$(1,658)	$—	$476

NON-GAAP NET INCOME (LOSS)	$539	$1,924	$(1,255)	$—	$1,208

EBITDA	$2,353	$3,719	$(1,166)	$—	$4,906

ADJUSTED EBITDA	$2,682	$3,719	$(1,166)	$—	$5,235

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$210	$1,924	$(1,658)	$—	$476
Income tax expense (benefit)	(444)	1,035	—	—	591
Interest expense (income)	(61)	750	7	—	696
Depreciation and amortization	2,648	10	485	—	3,143

EBITDA	$2,353	$3,719	$(1,166)	$—	$4,906
Stock-based compensation	329	—	—	—	329

ADJUSTED EBITDA	$2,682	$3,719	$(1,166)	$—	$5,235

A reconciliation of NET INCOME(LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$210	$1,924	$(1,658)	$—	$476
Stock-based compensation	329	—	—	—	329
Amortization of intangible assets	—	—	403	—	403

NON-GAAP NET INCOME (LOSS)	$539	$1,924	$(1,255)	$—	$1,208

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of June 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,217	$1,698	$57	$—	$13,972
Restricted cash	1,575	1,644	617	—	3,836
Accounts receivable, net	14,294	24,249	1,713	(587)	39,669
Inventories, net	—	45,731	6,984	—	52,715
Other receivables	—	15,995	—	—	15,995
Prepaid expenses and other current assets	2,275	1,421	99	—	3,795

Total current assets	30,361	90,738	9,470	(587)	129,982

PROPERTY AND EQUIPMENT, net	10,664	92	366	—	11,122
NOTES RECEIVABLE FROM AFFILIATES	19,595	—	—	(19,595)	—
INVESTMENT IN AFFILIATES	39,242	—	—	(39,242)	—
IDENTIFIABLE INTANGIBLES	—	—	5,421	—	5,421
GOODWILL	—	—	15,362	—	15,362
OTHER ASSETS	788	—	145	—	933

Total assets	100,650	90,830	30,764	(59,424)	162,820

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$5,126	$12,475	$—	$—	$17,601
Trade accounts payable	9,156	53,590	6,958	(587)	69,117
Accrued expenses	11,748	8,043	2,566	—	22,357

Total current liabilities	26,030	74,108	9,524	(587)	109,075

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,561	—	—	—	2,561
NOTES PAYABLE TO AFFILIATES	—	5,505	14,090	(19,595)	—
OTHER LIABILITIES	597	—	234	—	831

Total liabilities	29,188	79,613	23,848	(20,182)	112,467

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	92,496	—	28,059	(28,059)	92,496
Retained earnings (accumulated deficit)	(24,150)	6,761	(21,162)	(6,711)	(45,262)
Accumulated other comprehensive income	3,191	3,456	—	(3,453)	3,194
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	71,462	11,217	6,916	(39,242)	50,353

Total liabilities and shareholders’ equity	$100,650	$90,830	$30,764	$(59,424)	$162,820

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended June 30, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$57,595	$27,083	$—	$84,678
Service fee revenue	17,646	—	—	—	17,646
Service fee revenue — affiliate	2,040	—	—	(2,040)	—
Pass-thru revenue	6,145	—	—	(69)	6,076

Total revenues	25,831	57,595	27,083	(2,109)	108,400

COSTS OF REVENUES:
Cost of product revenue	—	52,912	24,886	—	77,798
Cost of service fee revenue	13,297	—	—	(662)	12,635
Cost of pass-thru revenue	6,145	—	—	(69)	6,076

Total costs of revenues	19,442	52,912	24,886	(731)	96,509

Gross profit	6,389	4,683	2,197	(1,378)	11,891

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,551	2,623	2,819	(1,378)	10,615
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	204	—	204

Total operating expenses	6,551	2,623	3,023	(1,378)	10,819

Income (loss) from operations	(162)	2,060	(826)	—	1,072
INTEREST EXPENSE (INCOME), NET	11	661	(14)	—	658

Income (loss) before income taxes	(173)	1,399	(812)	—	414
INCOME TAX PROVISION (BENEFIT)	(186)	446	—	—	260

NET INCOME (LOSS)	$13	$953	$(812)	$—	$154

NON-GAAP NET INCOME (LOSS)	$201	$953	$(608)	$—	$546

EBITDA	$1,676	$2,065	$(575)	$—	$3,166

ADJUSTED EBITDA	$1,864	$2,065	$(575)	$—	$3,354

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$13	$953	$(812)	$—	$154
Income tax expense (benefit)	(186)	446	—	—	260
Interest expense (income)	11	661	(14)	—	658
Depreciation and amortization	1,838	5	251	—	2,094

EBITDA	$1,676	$2,065	$(575)	$—	$3,166
Stock-based compensation	188	—	—	—	188

ADJUSTED EBITDA	$1,864	$2,065	$(575)	$—	$3,354

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$13	$953	$(812)	$—	$154
Stock-based compensation	188	—	—	—	188
Amortization of intangible assets	—	—	204	—	204

NON-GAAP NET INCOME (LOSS)	$201	$953	$(608)	$—	$546

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Six Months Ended June 30, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$116,405	$48,730	$—	$165,135
Service fee revenue	34,608	—	—	—	34,608
Service fee revenue — affiliate	4,066	—	—	(4,066)	—
Pass-thru revenue	13,241	—	—	(177)	13,064

Total revenues	51,915	116,405	48,730	(4,243)	212,807

COSTS OF REVENUES:
Cost of product revenue	—	107,851	44,722	(4)	152,569
Cost of service fee revenue	26,599	—	—	(1,300)	25,299
Cost of pass-thru revenue	13,241	—	—	(177)	13,064

Total costs of revenues	39,840	107,851	44,722	(1,481)	190,932

Gross profit	12,075	8,554	4,008	(2,762)	21,875

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	13,848	5,126	5,604	(2,762)	21,816
MERGER INTEGRATION EXPENSE	—	—	150	—	150
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	408	—	408

Total operating expenses	13,848	5,126	6,162	(2,762)	22,374

Income (loss) from operations	(1,773)	3,428	(2,154)	—	(499)
INTEREST EXPENSE (INCOME), NET	47	1,226	(31)	—	1,242

Income (loss) before income taxes	(1,820)	2,202	(2,123)	—	(1,741)
INCOME TAX PROVISION (BENEFIT)	(329)	795	—	—	466

NET INCOME (LOSS)	$(1,491)	$1,407	$(2,123)	$—	$(2,207)

NON-GAAP NET INCOME (LOSS)	$(1,094)	$1,407	$(1,715)	$—	$(1,402)

EBITDA	$1,809	$3,438	$(1,658)	$—	$3,589

ADJUSTED EBITDA	$2,206	$3,438	$(1,508)	$—	$4,136

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,491)	$1,407	$(2,123)	$—	$(2,207)
Income tax expense (benefit)	(329)	795	—	—	466
Interest expense (income)	47	1,226	(31)	—	1,242
Depreciation and amortization	3,582	10	496	—	4,088

EBITDA	$1,809	$3,438	$(1,658)	$—	$3,589
Stock-based compensation	397	—	—	—	397
Merger integration expense	—	—	150	—	150

ADJUSTED EBITDA	$2,206	$3,438	$(1,508)	$—	$4,136

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,491)	$1,407	$(2,123)	$—	$(2,207)
Stock-based compensation	397	—	—	—	397
Amortization of intangible assets	—	—	408	—	408

NON-GAAP NET INCOME (LOSS)	$(1,094)	$1,407	$(1,715)	$—	$(1,402)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,835	$1,757	$1,680	$—	$14,272
Restricted cash	50	1,464	507	—	2,021
Accounts receivable, net	21,366	25,126	2,585	(584)	48,493
Inventories, net	—	39,596	6,796	—	46,392
Other receivables	211	10,161	—	—	10,372
Prepaid expenses and other current assets	923	1,321	364	—	2,608

Total current assets	33,385	79,425	11,932	(584)	124,158

PROPERTY AND EQUIPMENT, net	11,549	21	348	—	11,918
NOTES RECEIVABLE FROM AFFILIATES	18,645	—	—	(18,645)	—
INVESTMENT IN AFFILIATES	38,609	—	—	(38,609)	—
IDENTIFIABLE INTANGIBLES	—	—	5,824	—	5,824
GOODWILL	—	—	15,362	—	15,362
OTHER ASSETS	762	—	149	—	911

Total assets	102,950	79,446	33,615	(57,838)	158,173

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$10,063	$12,175	$—	$—	$22,238
Trade accounts payable	5,615	43,265	8,679	(584)	56,975
Accrued expenses	11,604	7,416	3,418	—	22,438

Total current liabilities	27,282	62,856	12,097	(584)	101,651

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	6,378	—	—	—	6,378
NOTES PAYABLE TO AFFILIATES	—	6,005	12,640	(18,645)	—
OTHER LIABILITIES	998	—	304	—	1,302

Total liabilities	34,658	68,861	25,041	(19,229)	109,331

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	92,121	—	28,059	(28,059)	92,121
Retained earnings (accumulated deficit)	(26,288)	6,601	(19,504)	(6,547)	(45,738)
Accumulated other comprehensive income	2,534	2,984	—	(2,984)	2,534
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	68,292	10,585	8,574	(38,609)	48,842

Total liabilities and shareholders’ equity	$102,950	$79,446	$33,615	$(57,838)	$158,173

eCOST.com, Inc.
Selected Operating Data

	Three Months Ended
	June 30,
	2008	2007
Total Customers (1)	1,805,076	1,698,797
Active Customers (2)	171,794	231,601
New Customers (3)	29,440	25,417
Number of Orders (4)	61,851	64,111
Average Order Value (5)	$364	$422
Advertising Expense (6)	$171,252	$303,921
Cost to Acquire a New Customer (7)	$5.69	$9.76

(1)	Total customers have been calculated as the cumulative number of customers for which orders have been taken from eCOST.com’s inception to the end of the reported period.

(2)	Active customers consist of the approximate number of customers who placed orders during the 12 months prior to the end of the reported period.

(3)	New Customers represent the number of persons that established a new account and placed an order during the reported period.

(4)	Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).

(5)	Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6)	Advertising expense includes the total dollars spent on advertising during the reported period, including internet, direct mail, print and e-mail advertising, as well as customer list enhancement services.

(7)	Catalog expense of $3,842 and $55,858 was not included in the 2008 and 2007 calculation, respectively, as it is used for retention and not acquisition.
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